SMITH BARNEY APPRECIATION FUND INC.



Registrant incorporates by reference Registrant's Supplement to the Prospectus and Statements of Additional Information dated
January 21, 2005 filed on January 21, 2005.
(Accession No. 0001193125-05-009919)